SEMI ANNUAL REPORT
[Globe Graphic]                                               SEPTEMBER 30, 1999

TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.

REPORT

[LOGO(R)]
FRANKLIN(R) TEMPLETON(R)

[PICTURE OF J. MARK MOBIUS APPEARS HERE]

J. Mark Mobius, Ph.D.
President
Templeton Emerging Markets
Appreciation Fund, Inc.



Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

-------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON EMERGING MARKETS APPRECIATION FUND SEEKS CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN A PORTFOLIO OF EQUITY SECURITIES AND DEBT OBLIGATIONS OF ISSUERS IN EMERGING MARKET COUNTRIES.
-------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton Emerging Markets Appreciation Fund covers the six months ended September 30, 1999. During this time, several emerging market economies reported surprisingly strong economic growth after being in crisis a relatively short time ago. Most of this recovery occurred in Asia, and stock prices rose in many markets in the region. However, economic challenges and political problems led to weakened investor confidence in other markets.

In South Korea, for example, the nation's second largest conglomerate, Daewoo Ltd., required emergency funds to keep it from defaulting on its debt to foreign and domestic creditors. The fiasco at Daewoo highlighted other issues in South Korea, such as the alleged use of corporate connections by some companies to

CONTENTS


Shareholder Letter ......................    1

Performance Summary .....................    6

Important Notice
to Shareholders .........................    7

Year 2000 Readiness Update ..............   10

Financial Highlights &
Statement of Investments ................   12

Financial Statements ....................   21

Notes to Financial Statements ...........   24

Change in Independent
Auditor .................................   30


                                 FUND CATEGORY

                               [PYRAMID GRAPHIC]

You will find a complete listing of the Fund's portfolio holdings, including dollar amount and number of shares or principal amount, beginning on page 13 of this report.

ASSET ALLOCATION
BASED ON TOTAL NET ASSETS
9/30/99

[PIE CHART]

[THIS CHART SHOWS IN PIE FORMAT THE ASSET ALLOCATION OF TEMPLETON EMERGING MARKETS APPRECIATION FUND, BASED ON TOTAL NET ASSETS AS OF 9/30/99.]

Equity                                                                64.0%
Fixed Income                                                          34.9%
Short-Term Investments & Other Net Assets                              1.1%


artificially sustain their share prices and the questionable raising of capital by other companies despite the protests of foreign and domestic investors.


Elsewhere, an independent auditor's report claimed that the Russian government had been misrepresenting its fiscal health to the International Monetary Fund
(IMF). However, the IMF shrugged off the report, stating it would continue aid to the country. Russian President Boris Yeltsin fired his fourth prime minister, appointing Vladmir Putin, a former head of intelligence, to the post and announced that State Duma elections would be held in December, likely assuring the ratification of Mr. Putin by the government.

In Indonesia, a banking scandal clouded the otherwise positive news that the country held its first democratic election in over 40 years, an event that was, for the most part, peaceful. South Africa also held peaceful elections, resulting in a victory for the African National Congress led by Thabo Mbeki, the hand-picked replacement for Nelson Mandela.

Brazil's Congress passed economic reform measures and devalued the Brazilian real in January. Although Brazil's economy performed better than many had expected following devaluation, its government faces problems in the collection of tax revenues. Elsewhere in Latin America, debates were sparked in Argentina over abandoning its currency's peg to the U.S. dollar. This dispute led to volatility in the Argentine market, which spilled over to much of the rest of the continent. Despite challenges to investor confidence about stocks from developing countries, the Morgan Stanley Capital International(R) (MSCI)

Emerging Markets Free Index rose 17.99% in U.S. dollar terms during the six months under review.(1)

As for bonds, emerging market debt securities generally continued to recover from the correction that followed Russia's devaluation of the ruble in August 1998 and Brazil's January 1999 devaluation of the real. Several countries benefited from rising oil prices during the reporting period, notably Mexico and Venezuela, due to their relatively high volume of oil exports and the positive impact of rising prices on fiscal revenues. Bulgarian bonds also performed relatively well after the resolution of the war in Yugoslavia, and the Morgan Stanley Capital International(R) Emerging Markets Bond Index Plus posted a 6.51% six month return.(2)

Within this environment, the Fund produced a +7.07% cumulative total return in market-price terms for the six months ended September 30, 1999, as shown in the Performance Summary on page 6. Based on change in net asset value, the Fund's cumulative total return for the same period was +10.49%. At the end of the reporting period, the Fund's largest geographic exposure was to Mexico (14.2% of total net assets), Brazil (13.8%), and South Africa (9.6%).


Since the 1997 - 1998 crisis in emerging markets, we have been reducing the number of stocks in our portfolio and have refocused the Fund on markets we believe could have the potential for economic growth over the next four to five years. During the reporting period, we sold our holdings in China's Shanghai and Shenzhen markets, as well as our positions in

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/99

[Pie Chart]

[THIS CHART SHOWS IN PIE FORMAT THE GEOGRAPHIC DISTRIBUTION OF TEMPLETON EMERGING MARKETS APPRECIATION FUND, BASED ON TOTAL NET ASSETS AS OF 9/30/99.]

Asia                                                                  26.9%
Latin America                                                         21.0%
Mid-East/Africa                                                        9.8%
Europe                                                                 6.3%
Fixed Income Securities                                               34.9%
Short-Term Investments & Other Net Assets                              1.1%



(1) Source: Morgan Stanley Capital International. The index measures the performance of securities located in 25 emerging market countries in regions such as Latin America, Eastern Europe, and Asia. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: J.P. Morgan Emerging Markets Bond Index Plus (EMBI+). The index tracks total returns for external debt instruments in 16 emerging market countries. Market return is measured U.S. dollars and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 COUNTRIES
REPRESENTED IN THE FUND*
9/30/99

[THIS CHART LIST THE TOP 10 COUNTRIES REPRESENTED IN TEMPLETON EMERGING MARKETS APPRECIATION FUND, EXCLUDING SHORT-TERM INVESTMENTS AND OTHER NET ASSETS, BASED ON TOTAL NET ASSETS AS OF 9/30/99.]

                                                                 % OF TOTAL
COUNTRY                                                          NET ASSETS
-------                                                          ----------
Mexico                                                               14.2%
Brazil                                                               13.8%
South Africa                                                          9.6%
Argentina                                                             9.4%
Singapore                                                             7.0%
South Korea                                                           5.9%
Turkey                                                                5.7%
Venezuela                                                             4.9%
Hong Kong                                                             4.0%
Thailand                                                              3.9%

*Excludes short-term investments and other net assets.

Egypt, Ghana, and Zimbabwe, because we believed that political and economic risks indicated that better investment opportunities could be found elsewhere. These reductions, which resulted in greater relative exposure to South Africa, positively impacted the Fund's performance. However, our lesser relative exposure to Thailand and Brazil negatively affected the portfolio's performance.

Looking forward, we are optimistic about potential investment opportunities in emerging market equities. Although the considerable level of political uncertainty in some countries could offset gains made by a return to economic growth and lead to periods of short-term weakness in stock prices throughout the emerging market universe, we believe these problems should not be enough to reverse the overall recovery trend. In fact, price declines could provide us with interesting investment opportunities that we shall endeavor to take advantage of by following our long-term value investing strategy.

Regarding fixed-income securities, we believe global bond markets will be influenced by rising U.S. interest rates. In the past, rising U.S. interest rates have usually been a negative factor for emerging market economies, forcing them to follow suit and raise rates. But because high interest rates already prevail in many developing countries, we believe the effect of higher U.S. rates may be less detrimental to emerging markets in the future. In our opinion, this possibility, combined with floating exchange rates and historically low levels of inflation, might even enable monetary authorities to reduce interest rates in some countries, such as Mexico and Brazil.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Mexico's equity market has increased 2,367% in the last 15 years, but has suffered nine declines of more than 15% during that time.(3) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In addition, the Fund may also invest in "junk bonds," which entail greater credit risks than higher-rated bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

We thank you for your participation in Templeton Emerging Markets Appreciation Fund, and welcome your comments and suggestions.

Sincerely,

/s/J. MARK MOBIUS
----------------------
J. Mark Mobius, Ph.D.
President
Templeton Emerging Markets Appreciation Fund, Inc.


TOP 10 HOLDINGS
9/30/99

[THIS CHART LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY AND COUNTRY, OF TEMPLETON EMERGING MARKETS APPRECIATION FUND, BASED ON TOTAL NET ASSETS AS OF 9/30/99.]


  HOLDING,                                                       % OF TOTAL
  INDUSTRY, COUNTRY                                              NET ASSETS
  -----------------                                              ----------
  Korea Electric Power
  Corp., Utilities Electrical
  & Gas, South Korea                                                   3.6%

  Telefonos de Mexico SA
  (Telmex), L, ADR,
  Telecommunications, Mexico                                           3.2%

  Republic of Venezuela,
  9.25%, 9/15/27, Government
  Bonds, Venezuela                                                     2.7%

  United Mexican States,
  11.375%, 9/15/16,
  Government Bonds, Mexico                                             2.1%

  Republic of Turkey, 144A,
  10.00%, 9/19/07,
  Government Bonds, Turkey                                             2.0%

  United Mexican States,
  9.875%, 1/15/07,
  Government Bonds, Mexico                                             2.0%

  Anglo American PLC, Metals
  & Mining, South Africa                                               2.0%

  CEZ AS, Utilities Electrical
  & Gas, Czech Republic                                                1.8%

  Aracruz Celulose SA, ADR,
  Forest Products & Paper,
  Brazil                                                               1.5%

  Republic of Argentina,
  9.75%, 9/19/27, Government
  Bonds, Argentina                                                     1.5%


3. Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended September 30, 1999. Return is measured in U.S. dollars and does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six month returns have not been annualized.

Past expense reductions by the Fund's Business Manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in lower-rated "junk bonds," which entail greater risk than higher-rated bonds. You may have a gain or loss when you sell your shares.


PERFORMANCE SUMMARY AS OF 9/30/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE INFORMATION

                                    CHANGE            9/30/99           3/31/99
                                   -------       -----------------      -------
Net Asset Value                     +$1.00           $  12.73          $ 11.73
Market Price (NYSE)                 +$0.500          $10.1875          $9.6875



PERFORMANCE
                                                                                          INCEPTION
                                               6-MONTH        1-YEAR        5-YEAR        (4/29/94)
                                               -------        ------        ------        ---------
Cumulative Total Return(1)
   Based on change in
   net asset value                              +10.49%       +42.62%       +28.76%       +35.04%
   Based on change in
   market price                                 +7.07%        +37.06%       +1.64%        +1.60%
Average Annual Total Return(2)
   Based on change in
   net asset value                              +10.49%       +42.62%       +5.19%        +5.68%
   Based on change in
   market price                                 +7.07%        +37.06%       +0.33%        +0.29%


             Past performance is not predictive of future results.

IMPORTANT NOTICE TO SHAREHOLDERS

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission recently granted the Franklin Templeton Funds an order that allows the funds, including Templeton Emerging Markets Appreciation Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has approved a change in the Fund's policy limiting investments in affiliated funds in order to allow the Fund to do so.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two digit date field to represent the date, and these systems must be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings may have an impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has been making the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis. Resources is also developing a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." On July 21, 1999, the Fund's Board of Directors adopted non-fundamental definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing; (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International(R) World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries or (iii) companies that have a significant portion of their assets in emerging market countries or (iv) companies that are linked to currencies of emerging market countries or (v) companies that are organized under the laws of, or with principal offices in, emerging market countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

FRANKLIN TEMPLETON
IS READY FOR YEAR 2000
Year 2000 Readiness Disclosure as of 9/30/99

WE ARE READY!

WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems - those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our funds were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your Fund's transfer agent to determine their preparedness for Year 2000.

WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.

Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.


HOW DOES YEAR 2000 AFFECT OUR PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in companies we believe are well-managed, with good prospects for the future. In our experience, such companies are more likely to have sufficient Y2K programs in place.

Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com

These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on the part of the Fund, or Franklin Resources, Inc., and its affiliates to the recipient.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                            SIX MONTHS ENDED                            YEAR ENDED MARCH 31,
                                           SEPTEMBER 30, 1999      --------------------------------------------------------------
                                             (UNAUDITED)++           1999         1998          1997         1996         1995+
                                           --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout
  the period)
Net asset value, beginning of
  period.............................            $11.73              $13.35       $15.17        $13.41       $12.05        $14.10
                                           --------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income...............               .24                 .56          .56           .62          .69           .48
 Net realized and unrealized gains
   (losses)..........................               .97               (1.77)        (.23)         2.27         1.64         (1.97)
                                           --------------------------------------------------------------------------------------
Total from investment operations.....              1.21               (1.21)         .33          2.89         2.33         (1.49)
                                           --------------------------------------------------------------------------------------
Underwriting expenses deducted from
  capital............................                --                  --           --            --           --          (.15)
                                           --------------------------------------------------------------------------------------
Less distributions from:
 Net investment income...............              (.21)               (.41)        (.72)         (.51)        (.86)         (.32)
 Net realized gains..................                --                  --        (1.24)         (.62)        (.11)         (.09)
 In excess of net realized gains.....                --                  --         (.19)           --           --            --
                                           --------------------------------------------------------------------------------------
Total distributions..................              (.21)               (.41)       (2.15)        (1.13)        (.97)         (.41)
                                           --------------------------------------------------------------------------------------
Net asset value, end of period.......            $12.73              $11.73       $13.35        $15.17       $13.41        $12.05
                                           ======================================================================================
Total Return*
 Based on market value per share.....             7.07%            (19.96)%       15.12%          .40%       15.57%      (11.25)%
 Based on net asset value per
   share.............................            10.49%             (8.34)%        3.31%        22.40%       19.34%      (11.64)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)....           $55,796             $51,433      $58,520       $65,075      $57,516       $51,022
Ratios to average net assets:
 Expenses............................             1.88%**             1.90%        1.88%         1.83%        1.64%         1.79%**
 Net investment income...............             3.59%**             4.97%        3.76%         4.29%        5.29%         3.98%**
Portfolio turnover rate..............            24.24%              42.68%       74.67%       114.78%       26.92%        58.79%

*Total return is not annualized.
**Annualized.
+For the period April 29, 1994 (commencement of operations) to March 31, 1995. ++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 12

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED)

                                                                    COUNTRY           SHARES          VALUE
                                                                    ---------------------------------------
COMMON STOCKS 57.4%
APPLIANCES & HOUSEHOLD DURABLES .4%
Arcelik AS, Br. ............................................        Turkey           7,112,833     $   227,378
                                                                                                   -----------
AUTOMOBILES .4%
Cycle & Carriage Ltd. ......................................       Singapore            73,000         244,693
GAZ Auto Works..............................................        Russia                 160           4,000
                                                                                                   -----------
                                                                                                       248,693
                                                                                                   -----------
BANKING 6.7%
Akbank......................................................        Turkey          40,265,552         602,138
Banco de Galicia y Buenos Aires SA, B.......................       Argentina             6,200          32,185
Banco Frances SA............................................       Argentina             7,000          46,629
*Bangkok Bank Public Co. Ltd. ..............................       Thailand            160,000         182,773
*Bangkok Bank Public Co. Ltd., fgn. ........................       Thailand              3,240           6,373
Bank Austria AG.............................................        Austria              7,000         348,521
Bank Rozwoju Eksportu SA....................................        Poland               2,700          70,177
Bank Slaski SA W Katowicach.................................        Poland               3,900         195,119
Cho Hung Bank Co. Ltd. .....................................      South Korea            5,700          27,645
*Daegu Bank Co. Ltd. .......................................      South Korea           14,917          52,728
DBS Group Holdings Ltd. ....................................       Singapore             7,163          80,034
*Grupo Financiero Banamex Accival SA de CV..................        Mexico             105,410         189,696
*Grupo Financiero Bancomer SA de CV.........................        Mexico             527,000         117,280
HSBC Holdings PLC...........................................       Hong Kong            16,680         191,112
OTP Bank....................................................        Hungary              2,730         121,298
Overseas Chinese Banking Corp. Ltd., fgn. ..................       Singapore            39,000         302,734
*Thai Farmers Bank Public Co. Ltd. .........................       Thailand            299,200         274,160
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand            141,500         166,827
*Thai Farmers Bank Public Co. Ltd., fgn., rts., 10/15/99....       Thailand            141,500          97,676
*Turkiye Garanti Bankasi AS.................................        Turkey           8,388,000          60,900
United Overseas Bank Ltd., fgn. ............................       Singapore            74,000         561,364
                                                                                                   -----------
                                                                                                     3,727,369
                                                                                                   -----------
BEVERAGES & TOBACCO 2.8%
Asia Pacific Breweries Ltd. ................................       Singapore            24,000          61,958
Austria Tabak AG............................................        Austria              2,700         127,327
Bavaria SA..................................................       Colombia             21,000          63,916
Cia Cervecerias Unidas SA, ADR..............................         Chile                 550          12,650
Coca Cola Femsa SA de CV, L, ADR............................        Mexico               2,200          30,388
Fomento Economico Mexicano SA de CV Femsa...................        Mexico                 200           6,263
Fraser and Neave Ltd. ......................................       Singapore           121,000         394,913
PT Gudang Garamm............................................       Indonesia            42,000          84,704
Quilmes Industrial SA, ADR..................................       Argentina            16,400         156,825
South African Breweries PLC.................................     South Africa           66,760         567,460
Tabak AS....................................................    Czech Republic             110          25,282
                                                                                                   -----------
                                                                                                     1,531,686
                                                                                                   -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                    COUNTRY           SHARES          VALUE
                                                                    ---------------------------------------
COMMON STOCKS (CONT.)
BUILDING MATERIALS & COMPONENTS 1.6%
Cementos Argos SA...........................................       Colombia             75,000     $   159,891
Cemex SA....................................................        Mexico              73,854         355,580
*PT Indocement Tunggal Prakarsa.............................       Indonesia           124,000          50,090
*PT Semen Cibinong..........................................       Indonesia           111,500           4,671
PT Semen Gresik (Persero), TBK..............................       Indonesia            69,740         111,016
*Siam Cement Public Co. Ltd. ...............................       Thailand              1,500          17,886
*Siam Cement Public Co. Ltd., fgn. .........................       Thailand              9,400         195,695
                                                                                                   -----------
                                                                                                       894,829
                                                                                                   -----------
CHEMICALS .7%
Aeci Ltd. ..................................................     South Africa            5,000          16,500
Borsodchem RT...............................................        Hungary              4,900         138,122
*Slovnaft AS................................................    Slovak Republic          8,000         118,083
Tiszai Vegyi Kombinat RT....................................        Hungary              9,060         138,739
                                                                                                   -----------
                                                                                                       411,444
                                                                                                   -----------
CONSTRUCTION & HOUSING .1%
Hopewell Holdings Ltd. .....................................       Hong Kong             8,000           5,613
Italian-Thai Development Public Co. Ltd., fgn. .............       Thailand             37,300          55,779
                                                                                                   -----------
                                                                                                        61,392
                                                                                                   -----------
DATA PROCESSING & REPRODUCTION .1%
Formula Systems Ltd. .......................................        Israel               1,100          27,247
Prokom Software SA. ........................................        Poland               2,489          46,469
                                                                                                   -----------
                                                                                                        73,716
                                                                                                   -----------
ELECTRICAL & ELECTRONICS 1.8%
Acma Ltd. ..................................................       Singapore             3,000           1,888
Empresa Nacional de Electricidad SA, ADR....................         Chile              15,382         199,966
Samsung Display Devices Ltd. ...............................      South Korea            6,415         363,859
Samsung Electronics Co. Ltd. ...............................      South Korea            2,056         332,949
*Shin Corporations Public Company Ltd., fgn. ...............       Thailand             20,100          83,003
                                                                                                   -----------
                                                                                                       981,665
                                                                                                   -----------
ENERGY SOURCES 2.8%
Hindustan Petroleum Corporation Ltd. .......................         India                 100             583
Lukoil Holdings, ADR........................................        Russia               2,600          70,720
Mol Magyar Olay-Es Gazipari RT..............................        Hungary             14,980         317,314
OMV AG......................................................        Austria              2,100         194,687
Perez Companc SA, B.........................................       Argentina            89,000         538,558
Sasol Ltd. .................................................     South Africa           48,300         371,910
SK Corp. ...................................................      South Korea            4,080          81,164
                                                                                                   -----------
                                                                                                     1,574,936
                                                                                                   -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                    COUNTRY           SHARES          VALUE
                                                                    ---------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES .1%
BOE Ltd. ...................................................     South Africa           13,000     $     9,555
Standard Bank Investment Corp. Ltd. ........................     South Africa           21,729          69,533
                                                                                                   -----------
                                                                                                        79,088
                                                                                                   -----------
FOOD & HOUSEHOLD PRODUCTS 1.4%
*Charoen Pokphand Feedmill Public Co. Ltd., fgn. ...........       Thailand             78,100         192,555
Mavesa SA, ADR..............................................       Venezuela             1,291           3,873
Panamerican Beverages Inc., A...............................        Mexico               6,500         107,656
*PT Indofoods Sukses Makmur.................................       Indonesia            10,000           9,485
San Miguel Corp., B.........................................      Philippines          132,200         200,401
Serm Suk Public Co. Ltd., fgn. .............................       Thailand              4,900          22,629
Vitro SA....................................................        Mexico             154,500         217,538
                                                                                                   -----------
                                                                                                       754,137
                                                                                                   -----------
FOREST PRODUCTS & PAPER 3.6%
Aracruz Celulose SA, ADR....................................        Brazil              41,300         862,137
*Asia Pulp & Paper Co. Ltd., ADR............................       Indonesia            16,000          94,000
*Asia Pulp & Paper Co. Ltd., ADR, wts., 7/27/00.............       Indonesia             2,520           2,048
*PT Indah Kiat Pulp & Paper Corp. ..........................       Indonesia           902,500         321,357
*PT Tjiwi Kimia TBK.........................................       Indonesia           105,500          25,570
Sappi Ltd. .................................................     South Africa           70,127         683,738
                                                                                                   -----------
                                                                                                     1,988,850
                                                                                                   -----------
HEALTH & PERSONAL CARE .3%
Gedeon Richter Ltd. ........................................        Hungary              3,710         148,740
Teva Pharmaceutical Industries Ltd., ADR....................        Israel                 540          27,169
                                                                                                   -----------
                                                                                                       175,909
                                                                                                   -----------
INSURANCE .8%
Compania Suramericana de Inversiones SA.....................       Colombia             35,692          39,107
Fedsure Holdings Ltd. ......................................     South Africa            2,500          16,667
Firstrand Ltd. .............................................     South Africa          207,400         214,313
Liberty Life Association of Africa Ltd. ....................     South Africa           18,528         145,136
Warta SA....................................................        Poland                 174           4,565
                                                                                                   -----------
                                                                                                       419,788
                                                                                                   -----------
LEISURE & TOURISM .2%
Kersaf Investments Ltd. ....................................     South Africa           15,000          49,125
Overseas Union Enterprise Ltd. .............................       Singapore            16,200          45,537
Shangri La Asia Ltd. .......................................       Hong Kong            12,000          13,286
Shangri La Hotels (Malaysia) Bhd. ..........................       Malaysia             84,000          27,189
                                                                                                   -----------
                                                                                                       135,137
                                                                                                   -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                    COUNTRY           SHARES          VALUE
                                                                    ---------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING .8%
Jurong Shipyard Ltd. .......................................       Singapore            27,000     $   123,846
Keppel Philippine Holdings Inc., B..........................      Philippines           12,055             277
*Mannesmann SA..............................................        Brazil             683,000          23,552
*Samsung Heavy Industries Co. Ltd. .........................      South Korea           42,614         297,755
                                                                                                   -----------
                                                                                                       445,430
                                                                                                   -----------
MERCHANDISING .6%
*Cifra SA de CV, V..........................................        Mexico              60,378          95,091
Dairy Farm International Holdings Ltd. .....................       Hong Kong           136,389         135,707
Siam Makro Public Company Ltd., fgn. .......................       Thailand             71,000         124,911
                                                                                                   -----------
                                                                                                       355,709
                                                                                                   -----------
METALS & MINING 3.8%
Anglo American PLC..........................................     South Africa           20,082       1,125,262
Iscor Ltd. .................................................     South Africa          965,672         373,393
Natsteel Ltd. ..............................................       Singapore           200,000         352,838
Palabora Mining Co. Ltd. ...................................     South Africa            6,900          53,475
Pohang Iron & Steel Co. Ltd., ADR...........................      South Korea            2,900          90,806
PT Timah TBK................................................       Indonesia           199,500         134,910
                                                                                                   -----------
                                                                                                     2,130,684
                                                                                                   -----------
MISC MATERIALS & COMMODITIES .7%
De Beers/Centenary Linked Units, Reg. ......................     South Africa           13,990         384,725
                                                                                                   -----------
MULTI-INDUSTRY 6.2%
Ayala Corp. ................................................      Philippines            5,800           1,390
Barlow Ltd. ................................................     South Africa           74,840         366,716
Beijing Datang Power Generation Co. Ltd., H.................         China              32,000           7,209
CG Smith Ltd. ..............................................     South Africa          112,030         315,551
Cheung Kong Holdings Ltd. ..................................       Hong Kong            47,000         391,778
Cheung Kong Infrastructure Holdings Ltd. ...................       Hong Kong            31,000          61,259
China Resources Enterprises Ltd. ...........................         China              32,000          43,461
Citic Pacific Ltd. .........................................       Hong Kong           141,000         390,265
DESC SA de CV DESC, B.......................................        Mexico             148,500         127,106
*Dogan Sirketler Grubu Holding AS...........................        Turkey           3,500,000          50,064
Egis RT.....................................................        Hungary              1,240          36,414
Haci Omer Sabanci Holding AS................................        Turkey           2,702,000          70,272
Haci Omer Sabanci Holding AS, 144A, ADR.....................        Turkey                 200           1,315
Hutchison Whampoa Ltd. .....................................       Hong Kong            20,000         186,024
Investimentos Itau SA.......................................        Brazil              39,489          20,324
Jardine Matheson Holdings Ltd. .............................       Hong Kong            87,676         359,472
Jardine Strategic Holdings Ltd. ............................       Hong Kong             1,000           2,040
Johnnies Industrial Corporation Ltd. .......................     South Africa           26,800         176,433
Koor Industries Ltd. .......................................        Israel                 681          57,925
*PT Astra International, wts., 12/31/03.....................       Indonesia           163,229          33,762

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                    COUNTRY           SHARES          VALUE
                                                                    ---------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Quinenco SA, ADR............................................         Chile               6,400     $    64,800
Rembrandt Group Ltd. .......................................     South Africa           38,000         289,750
Sembcorp Industries Ltd. ...................................       Singapore           243,336         280,470
*Sociedad Comercial del Plata Cadelplata Come...............       Argentina            32,940          10,839
Tongaat-Hulett Group Ltd. ..................................     South Africa           17,500         101,354
Wheelock and Company Ltd. ..................................       Hong Kong            10,000          12,874
                                                                                                   -----------
                                                                                                     3,458,867
                                                                                                   -----------
REAL ESTATE 2.6%
*Belle Corp. ...............................................      Philippines          287,000          21,753
City Developments Ltd. .....................................       Singapore            93,000         473,067
*Filinvest Development Corp. ...............................      Philippines          160,000          11,736
First Capital Corp. Ltd. ...................................       Singapore            59,200          66,842
Hang Lung Development Co. Ltd. .............................       Hong Kong           192,000         217,513
Hong Kong Land Holdings Ltd. ...............................       Hong Kong            42,000          55,020
*Land and House Public Co. Ltd., fgn. ......................       Thailand             26,900          23,663
New World Development Co. Ltd. .............................       Hong Kong            53,853         118,205
Sun Hung Kai Properties Ltd. ...............................       Hong Kong            14,504         110,631
United Industrial Corporation Ltd. .........................       Singapore           536,000         291,561
United Overseas Land Ltd. ..................................       Singapore            46,000          40,576
                                                                                                   -----------
                                                                                                     1,430,567
                                                                                                   -----------
TELECOMMUNICATIONS 10.8%
Advanced Info Service Public Co. Ltd., fgn. ................       Thailand             19,000         217,275
BEC World Public Co. Ltd., fgn. ............................       Thailand             21,000         113,916
China Telecom HK Ltd. ......................................         China              36,000         110,997
Compania Anonima Nacional Telefonos de Venezuela, ADR ......       Venezuela             8,520         228,443
Compania de Telecomunicaciones de Chile SA, ADR.............         Chile              25,826         466,482
Matav RT....................................................        Hungary              1,100           6,042
Pakistan Telecommunications Corp., PTC, A...................       Pakistan            182,000          74,149
Philippine Long Distance Telephone Co., ADR.................      Philippines           21,800         474,150
PT Indosat..................................................       Indonesia           116,500         156,170
PT Telekomunikasi Indonesia (Persero), B....................       Indonesia         1,324,780         467,756
*Rostelecom.................................................        Russia               8,000           6,000
*Rostelecom, ADR............................................        Russia              10,450          48,331
*SPT Telecom AS.............................................    Czech Republic           3,400          52,265
Telecom Argentina Stet-France Telecom SA, ADR...............       Argentina            21,158         564,654
*Telecomasia Corp. Public Co. Ltd., fgn. ...................       Thailand             45,000          30,788
Telefonica de Argentina SA, ADR.............................       Argentina            20,900         551,238
Telefonica del Peru SA, B, ADR..............................         Peru               21,500         288,906
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico              25,200       1,795,500
Telekomunikacja Polska SA...................................        Poland              27,000         132,447
*Thai Telephone & Telecommunication Public Co. Ltd.,
  fgn. .....................................................       Thailand            198,000          32,415

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                    COUNTRY           SHARES          VALUE
                                                                    ---------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
*Total Access Communication Public Co. Ltd. ................       Thailand             91,600     $   174,956
*United Communications Industries, fgn. ....................       Thailand             51,500          33,977
Vimpel Communications, ADR..................................        Russia               2,025          25,819
                                                                                                   -----------
                                                                                                     6,052,676
                                                                                                   -----------
TEXTILES & APPAREL .1%
Hua Thai Manufacturing Public Co. Ltd., fgn. ...............       Thailand              8,000          10,752
Thai Wacoal Public Co. Ltd., fgn. ..........................       Thailand             13,450          22,430
                                                                                                   -----------
                                                                                                        33,182
                                                                                                   -----------
TRANSPORTATION 1.0%
Guangshen Railway Co. Ltd., H...............................         China              43,000           5,591
Keppel Corp., Ltd. .........................................       Singapore           185,000         539,606
                                                                                                   -----------
                                                                                                       545,197
                                                                                                   -----------
UTILITIES ELECTRICAL & GAS 7.0%
Central Costanera SA, B.....................................       Argentina               500           1,190
*CEZ AS.....................................................    Czech Republic         362,450         993,162
Electricidad de Caracas SAICA SACA, ADR.....................       Venezuela            30,030         604,189
Enersis SA, ADR.............................................         Chile               6,983         145,770
Irkutskenergo...............................................        Russia             395,550          29,172
Irkutskenergo, ADR..........................................        Russia               1,820           6,711
Korea Electric Power Corp. .................................      South Korea           61,300       2,015,619
Mosenergo...................................................        Russia           1,377,500          35,264
Mosenergo, ADR..............................................        Russia               4,210          10,794
Nafta Gbely AS..............................................    Slovak Republic            960          11,383
Unified Energy Systems......................................        Russia             943,900          49,366
Unified Energy Systems, ADR.................................        Russia               1,800           9,418
                                                                                                   -----------
                                                                                                     3,912,038
                                                                                                   -----------
WHOLESALE & INTERNATIONAL TRADE
*Metro Holdings Ltd. .......................................       Singapore            21,000          24,575
                                                                                                   -----------
TOTAL COMMON STOCKS (COST $29,525,919)......................                                        32,059,667
                                                                                                   -----------
PREFERRED STOCKS 6.6%
Banco Bradesco SA BBD, pfd. ................................        Brazil             614,359           2,884
Brasmotor SA, pfd. .........................................        Brazil             299,500          23,121
Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. ...        Brazil          45,526,000         768,530
Cia Cervejaria Brahma, pfd. ................................        Brazil              26,000          15,389
Cia Energetica de Minas Gerais (Cemig), Br., pfd. ..........        Brazil          16,894,000         252,149
*Cia Mesbla SA, pfd. .......................................        Brazil           2,465,000               0
Cia Vale do Rio Doce, A, pfd. ..............................        Brazil              29,150         613,605
Copene-Petroquimica do Nordeste SA, A, pfd. ................        Brazil              97,000          17,173
Embratel Participacoes SA, pfd. ............................        Brazil           6,157,000          70,316

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                    COUNTRY           SHARES          VALUE
                                                                    ---------------------------------------
PREFERRED STOCKS (CONT.)
Investimentos Itau SA, pfd. ................................        Brazil             864,200     $   462,567
*Siam Commercial Bank, 5.25%, 144A, fgn., cvt., pfd. .......       Thailand             81,000          72,737
Tele Centro Sul Participacoes SA, pfd. .....................        Brazil          31,951,000         345,327
Tele Norte Leste Participacoes SA, pfd. ....................        Brazil          22,157,000         345,526
Tele Sudeste Celular Participacoes SA, pfd. ................        Brazil          44,996,000         195,454
Telesp Celular Participacoes SA, pfd. ......................        Brazil           2,883,000          28,177
Telesp Participacoes SA, ADR, pfd. .........................        Brazil              29,220         460,215
                                                                                                   -----------
TOTAL PREFERRED STOCKS (COST $5,066,671)....................                                         3,673,170
                                                                                                   -----------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                    ----------
BONDS -- CORPORATE 7.4%
Astra Overseas Finance NV:
  FRN, 6.504%, 12/31/01.....................................      Netherlands       $   26,000          19,110
  FRN, 6.504%, 6/30/05......................................      Netherlands           89,000          46,725
*  zero cpn., 6/30/06.......................................      Netherlands          113,000          22,035
Banco Nacional Obra Serv., 9.625%, 11/15/03.................        Mexico             125,000         124,688
Bepensa SA, 144A, 9.75%, 9/30/04............................        Mexico             270,000         228,150
Bridas Corp., Yankee, 12.50%, 11/15/99......................       Argentina           460,000         462,300
Cellco Finance NV, 144A, 15.00%, 8/01/05....................        Turkey             300,000         315,570
Cemex SA, 144A, 10.75%, 7/15/00.............................        Mexico             230,000         236,182
Companhia Paranaense de Energia-Copel, 9.75%, 5/02/05.......        Brazil             200,000         180,000
+*Essar Steel Ltd., 144A, FRN, 8.025%, 7/20/99..............         India              30,000          13,500
Pera Financial Services, 144A, 9.375%, 10/15/02.............        Turkey             300,000         273,000
Petroleos Mexicanos, 144A, 9.375%, 12/02/08.................        Mexico             200,000         203,750
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................      Philippines          500,000         518,300
  9.25%, 6/30/06............................................      Philippines          490,000         460,600
Poland Communications Inc., 9.875%, 11/01/03................        Poland             280,000         281,050
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....        Mexico             280,000         201,600
PT Indah Kiat Finance Mauritius Ltd., 144A, 10.00%,
  7/01/07...................................................       Indonesia           625,000         353,125
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........       Indonesia           250,000         190,000
                                                                                                   -----------
TOTAL BONDS -- CORPORATE (COST $4,714,814)..................                                         4,129,685
                                                                                                   -----------
BONDS -- GOVERNMENT & GOVERNMENT AGENCIES 27.5%
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................        Russia             810,000         345,262
  Reg S, 10.00%, 6/26/07....................................        Russia             300,000         127,875
Republic of Argentina:
  9.25%, 2/23/01............................................       Argentina           820,000         798,475
  8.75%, 5/09/02............................................       Argentina           325,000         301,844
  11.00%, 10/09/06..........................................       Argentina           225,000         215,859
  Reg S, 11.75%, 2/12/07....................................       Argentina           490,000ARS      422,097
  11.375%, 1/30/17..........................................       Argentina           300,000         282,937
  9.75%, 9/19/27............................................       Argentina           990,000         831,600

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
                                                                    COUNTRY          AMOUNT**         VALUE
                                                                    -------          --------         -----
BONDS -- GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
Republic of Brazil:
  11.625%, 4/15/04..........................................        Brazil          $  200,000     $   187,750
  9.375%, 4/07/08...........................................        Brazil             950,000         754,062
  FRN, 5.938%, 4/15/12......................................        Brazil           1,115,000         669,000
  8.00%, 4/15/14............................................        Brazil             478,112         296,707
  FRN, 5.75%, 4/15/24.......................................        Brazil             500,000         283,125
  10.125%, 5/15/27..........................................        Brazil           1,075,000         803,563
Republic of Bulgaria:
  FRN, 6.50%, 7/28/11.......................................       Bulgaria            500,000         356,875
  FRN, 6.50%, 7/28/24.......................................       Bulgaria            410,000         282,773
Republic of Ecuador:
  11.25%, 4/25/02...........................................        Ecuador            650,000         221,000
  144A, 11.25%, 4/25/02.....................................        Ecuador            580,000         197,200
Republic of Panama, FRN, 6.084%, 5/14/02....................        Panama             230,784         223,860
Republic of Peru, FRN, 4.50%, 3/07/17.......................         Peru              200,000         123,750
Republic of Turkey:
  144A, 9.875%, 2/23/05.....................................        Turkey             500,000         465,780
  144A, 10.00%, 9/19/07.....................................        Turkey           1,230,000       1,137,750
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................       Venezuela           280,000         203,000
  Reg S, 9.125%, 6/18/07....................................       Venezuela           300,000         217,500
  9.25%, 9/15/27............................................       Venezuela         2,255,000       1,491,119
SEI Holdings IX Inc., 144A, 11.00%, 11/30/00................  Trinidad and Tobago      210,000         210,000
United Mexican States:
  9.75%, 2/06/01............................................        Mexico             340,000         352,920
  9.75%, 4/06/05............................................        Mexico             250,000         253,062
  9.875%, 1/15/07...........................................        Mexico           1,120,000       1,130,360
  8.625%, 3/12/08...........................................        Mexico             825,000         769,931
  11.375%, 9/15/16..........................................        Mexico           1,100,000       1,167,925
  11.50%, 5/15/26...........................................        Mexico             200,000         220,600
                                                                                                   -----------
TOTAL BONDS -- GOVERNMENT & GOVERNMENT AGENCIES (COST
  $18,687,542)..............................................                                        15,345,561
                                                                                                   -----------
SHORT TERM INVESTMENTS 1.9%
Deutsche Bank Finance, 5.50%, 10/01/99, Time Deposit........     United States       1,035,000       1,035,000
U.S. Treasury Bill, 4.365%, 10/14/99........................     United States           3,000           2,995
                                                                                                   -----------
TOTAL SHORT TERM INVESTMENTS (COST $1,037,995)..............                                         1,037,995
                                                                                                   -----------
TOTAL INVESTMENTS (COST $59,032,941) 100.8%.................                                        56,246,078
OTHER ASSETS, LESS LIABILITIES (.8%)........................                                          (449,843)
                                                                                                   -----------
TOTAL NET ASSETS 100.0%.....................................                                       $55,796,235
                                                                                                   ===========

CURRENCY ABBREVIATION:

ARS -- Argentine Peso

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.

                       See Notes to Financial Statements.
 20

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $59,032,941).....    $56,246,078
 Receivables:
  Investment securities sold................................      1,270,842
  Dividends and interest....................................        640,893
                                                                -----------
      Total assets..........................................     58,157,813
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        276,041
  To affiliates.............................................         70,376
 Funds advanced by custodian................................      1,891,629
 Accrued expenses...........................................        123,532
                                                                -----------
      Total liabilities.....................................      2,361,578
                                                                -----------
Net assets, at value........................................    $55,796,235
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $ 1,031,389
 Net unrealized depreciation................................     (2,789,726)
 Accumulated net realized loss..............................     (3,443,493)
 Capital shares.............................................     60,998,065
                                                                -----------
Net assets, at value........................................    $55,796,235
                                                                ===========
Net asset value per share ($55,796,235 / 4,384,710 shares
  outstanding)..............................................         $12.73
                                                                ===========

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

Investment Income:
(net of foreign taxes of $24,310)
 Dividends..................................................    $   403,074
 Interest...................................................      1,203,156
                                                                -----------
      Total investment income...............................                      $ 1,606,230
Expenses:
 Management fees (Note 3)...................................        366,693
 Administrative fees (Note 3)...............................         73,339
 Transfer agent fees........................................         17,015
 Custodian fees.............................................         20,276
 Reports to shareholders....................................         20,473
 Registration and filing fees...............................          7,798
 Professional fees..........................................         38,053
 Directors' fees and expenses...............................          3,301
 Other......................................................          5,247
                                                                -----------
      Total expenses........................................                          552,195
                                                                                  -----------
            Net investment income...........................                        1,054,035
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (1,514,537)
  Foreign currency transactions.............................        (69,475)
                                                                -----------
      Net realized loss.....................................                       (1,584,012)
 Net unrealized appreciation on:
  Investments...............................................      5,537,502
  Translation of assets and liabilities denominated in
    foreign currencies......................................        268,668
                                                                -----------
      Net unrealized appreciation...........................                        5,806,170
                                                                                  -----------
Net realized and unrealized gain............................                        4,222,158
                                                                                  -----------
Net increase in net assets resulting from operations........                      $ 5,276,193
                                                                                  ===========

                       See Notes to Financial Statements.
 22

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 1999         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 1999
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................       $ 1,054,035            $ 2,466,616
  Net realized loss from investments and foreign currency
    transactions............................................        (1,584,012)              (854,332)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................         5,806,170             (6,901,700)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................         5,276,193             (5,289,416)
 Distributions to shareholders from net investment income...          (912,458)            (1,797,731)
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................         4,363,735             (7,087,147)
Net assets:
 Beginning of period........................................        51,432,500             58,519,647
                                                                ---------------------------------------
 End of period..............................................       $55,796,235            $51,432,500
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................       $ 1,031,389            $   889,812
                                                                =======================================

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At September 30, 1999, there were 100,000,000 shares authorized ($0.01 par value). During the six months ended September 30, 1999, and the year ended March 31, 1999 there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), Templeton Investment Counsel, Inc. (TICI), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, sub-advisor, and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. TAML has entered into a sub-advisory agreement with TICI, whereby TICI manages the debt component of the Fund's portfolio. TAML pays to TICI a fee of 0.30% per year of the Fund's average daily net assets. TAML pays an economic consulting and shareholder servicing fee to Paine Webber Group Inc. of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Service an administrative fee of 0.25% per year of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At September 30, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $59,162,866 was as follows:

Unrealized appreciation.....................................    $ 6,587,336
Unrealized depreciation.....................................     (9,504,124)
                                                                -----------
Net unrealized depreciation.................................    $(2,916,788)
                                                                ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1999 aggregated $13,973,685 and $13,596,882, respectively.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, September 23, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1999. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2000; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
TERM EXPIRING 2002:                                              FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
John Wm. Galbraith..........................................  3,782,672        86.27%          69,709          1.59%
Rupert H. Johnson, Jr. .....................................  3,752,241        85.58%         100,140          2.28%
Betty P. Krahmer............................................  3,784,881        86.32%          67,500          1.54%
Gordon S. Macklin...........................................  3,787,966        86.39%          64,415          1.47%
Fred R. Millsaps............................................  3,747,944        85.48%         104,437          2.38%

2. The ratification of the selection of PricewaterhouseCoopers LLP, as independent auditors of the Fund for the fiscal year ending March 31, 2000:

              % OF                    % OF                    % OF                      % OF
           OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR       SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------
3,820,529..   87.13%     14,331        .33%      17,520        .40%         --             --

*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine Dean Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased in the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Appreciation Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEA." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividend and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Change in Independent Auditor

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Smaller Companies Fund
Templeton International Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund*
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund(1)
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(7)
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC
TAX-FREE INCOME
Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin(R) Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Effective November 15, 1999, the fund will be renamed Franklin Global Communications Fund.

1. This fund is closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4.  Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by USAllianz Investor Services, LLC. Franklin Templeton Variable Insurance Products Trust, formerly Franklin Valuemark Funds, is managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

7.  Franklin MicroCap Value Fund has reopened to new investors.

                                                                           10/99

[FRANKLIN(R) TEMPLETON(R) LOGO]
Templeton Emerging Markets Appreciation Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT
TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTEA S99 11/99                         [RECYCLE LOGO] Printed on recycled paper